Exhibit 10.1

CLIFFORD CHANCE PARTNERSCHAFT MIT BESCHRÄNKTER BERUFSHAFTUNG

Execution Version

EUROPEAN INVESTMENT BANK

AND

OPGEN, INC.

AMENDMENT AGREEMENT

IN RELATION TO A SETTLEMENT AGREEMENT
DATED 25 MARCH 2024

CLIFFORD CHANCE PARTNERSCHAFT MIT BESCHRÄNKTER BERUFSHAFTUNG VON RECHTSANWÄLTEN, STEUERBERA-TERN UND SOLICITORS · SITZ: FRANKFURT AM MAIN · AG FRANKFURT AM MAIN PR 2669

This amendment agreement (hereinafter referred to as “Amendment Agreement”) is entered into on 16 May 2024

BETWEEN:

(1)	OPGEN, INC., 9717 Key West Avenue, Suite 100, Rockville, Maryland 20850 USA (“OpGen”)

– hereinafter the

“OpGen” –,

and

(2)	EUROPEAN INVESTMENT BANK, 100 boulevard Konrad Adenauer, L-2950 Luxembourg, Luxembourg

– hereinafter “EIB” –

EIB and OpGen hereinafter referred to as the “Parties” and individually as a “Party”.

PREAMBLE

(A)	EIB and OpGen entered into a Settlement Agreement dated 25 March 2024 (“Settlement Agreement”) settling liabilities and obligations under a Guarantee Agreement entered into between both Parties dated 9 July 2020.

(B)	According to section 1.2 of the Settlement Agreement, OpGen undertook to pay the EIB Settlement Amount directly to EIB on the 10 May 2024 at the latest.

(C)	Furthermore, according to section 1.3 of the Settlement Agreement OpGen undertook vis-à-vis EIB to pay the Curetis Settlement Amount directly to the Insolvency Administrator on the 10 May 2024 at the latest.

Diese Änderungsvereinbarung (nachstehend als “Änderungsvereinbarung” bezeichnet) wird am 16. Mai 2024 geschlossen

ZWISCHEN:

(1)	OPGEN, INC., 9717 Key West Avenue, Suite 100, Rockville, Maryland 20850 USA (“OpGen”)

– nachstehend der

“OpGen” –,

und

(2)	EUROPEAN INVESTMENT BANK, 100 boulevard Konrad Adenauer, L-2950 Luxemburg, Luxemburg

– nachstehend “EIB” –

EIB und OpGen werden im Folgenden als die “Parteien” und einzeln als “Partei” bezeichnet.

PRÄAMBEL

(A)	Die EIB und OpGen schlossen am 25. März 2024 eine Vergleichsvereinbarung (“Vergleichsvereinbarung”), die unter anderem alle Verpflichtungen und Ansprüche der unter und im Zusammenhang mit einer zwischen den Parteien am 9. Juli 2020 geschlossenen Garantievereinbarung vergleicht.

(B)	Gemäß Ziffer 1.2 der Vergleichsvereinbarung verpflichtete sich OpGen, den EIB Vergleichsbetrag spätestens am 10. Mai 2024 an die EIB zu zahlen.

(C)	Überdies verpflichtete sich OpGen gegenüber EIB gemäß Ziffer 1.3 der Vergleichsvereinbarung, den Curetis Vergleichsbetrag spätestens am 10. Mai 2024 an den Insolvenzverwalter zu zahlen.

(D)	Due to OpGen’s delayed 10-k (annual report) filing with the Securities and Exchange Commission, the payment dates mentioned in Preambles (B) and (C) need to be postponed.

THE PARTIES, therefore, agree as follows:

1.	AMENDMENT

1.1	Terms defined in the Settlement Agreement have the same meaning in this Amendment Agreement unless otherwise defined in this Amendment Agreement.

1.2	Section 1.2 of the Settlement Agreement is cancelled and revised as follows:

OpGen undertakes to pay the EIB Settlement Amount directly to EIB without deduction, set-off, counterclaim, or withholding of any kind, (using “OUR” in the SWIFT payment order and clearly indicating the full legal name of the payer) to the following bank account of EIB on the 3 June 2024 at the latest:

Bank Name:

The Bank of New York Mellon

SWIFT Address:

IRVTUS3NXXX

Account No:

890-0545-755 (FEDWIRE Routing nr. 021000018)

Reference:

LR 81838 85536

(D)	Aufgrund der verspäteten Einreichung des Jahresberichts 10-k durch OpGen bei der Securities and Exchange Commission müssen die in den Präambeln (B) und (C) genannten Zahlungstermine verschoben werden.

DIE PARTEIEN vereinbaren daher, was folgt:

1.	ÄNDERUNG

1.1	Die in der Vergleichsvereinbarung definierten Begriffe haben in dieser Änderungsvereinbarung dieselbe Bedeutung, sofern in dieser Änderungsvereinbarung nicht anders definiert.

1.2	Ziffer 1.2 der Vergleichsvereinbarung wird aufgehoben und wie folgt neu gefasst:

OpGen verpflichtet sich, den EIB Vergleichsbetrag spätestens am 3. Juni 2024 direkt und ohne Abzug, Aufrechnung Geltendmachung einer Gegenforderung, oder Vorenthaltung jeglicher Art (unter Verwendung von “OUR” im SWIFT-Zahlungsauftrag und unter eindeutiger Angabe des vollständigen juristischen Namens des Zahlungsauftraggebers) an die folgende Bankverbindung der EIB zu zahlen:

Bank Name:

The Bank of New York Mellon

SWIFT Address:

IRVTUS3NXXX

Kontodetails:

890-0545-755 (FEDWIRE Routing nr. 021000018)

Verwendungszweck:

LR 81838 85536

1.3	Section 1.3 of the Settlement Agreement is cancelled and revised as follows:

OpGen undertakes vis-à-vis EIB to pay the Curetis Settlement Amount directly to the Insolvency Administrator without deduction, setoff, counterclaim, or withholding of any kind on the 3 June 2024 at the latest.

1.4	Otherwise, the provisions of the Settlement Agreement shall remain unaffected by this Amendment Agreement and in full force and effect.

1.5	The costs of negotiating and signing this Amendment Agreement shall be borne by OpGen in the amount of EUR 5,000.

2.	NOTICES AND FINAL PROVISIONS

2.1	Sections 3 and 4 of the Settlement Agreement shall apply mutatis mutandis to this Amendment Agreement.
1.3	Ziffer 1.2 der Vergleichsvereinbarung wird aufgehoben und wie folgt neu gefasst:

OpGen verpflichtet sich gegenüber EIB, den Curetis Vergleichsbetrag spätestens am 3. Juni 2024 direkt und ohne Abzug, Aufrechnung Geltendmachung einer Gegenforderung, oder Vorenthaltung jeglicher Art an den Insolvenzverwalter zu zahlen.

1.4	Im Übrigen bleiben die Regelungen der Vergleichsvereinbarung von dieser Änderungsvereinbarung unberührt und wirksam.

1.5	Die Kosten der Verhandlung und Unterzeichnung dieser Änderungsvereinbarung in Höhe von EUR 5.000 trägt OpGen.

2.	MITTEILUNGEN UND SCHLUSSBESTIMMUNGEN

2.1	Die Ziffern 3 und 4 der Vergleichsvereinbarung gelten entsprechend für diese Änderungsvereinbarung.

***

(Unterschriftenseiten folgen)

SIGNATURE PAGE

OPGEN, INC.

/s/ David Lazar		/s/ David Caplon
Name:	David Lazar	Name:	David Caplon

Title:	CEO	Title:	Corporate Controller

EUROPEAN INVESTMENT BANK

/s/ Maria-Teresa Massaad		/s/ Oksana Vlasenko
Name:	Maria-Teresa Massaad	Name:	Oksana Vlasenko

Title:	Head of Division	Title:	Investment Officer